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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                   FORM 8-K/A

                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2004
                                                         -----------------
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                   001-11344              14-1537454
 -------------------------------       ------------        -------------------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This amendment to the Form 8-K is being filed solely for the purpose of including the signature and date, which were inadvertently omitted in the original filing.

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             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 16, 2004, the shareholders of Intermagnetics General Corporation (the "Company") approved an amendment to the Company's 2000 Stock Option and Stock Award Plan (the "Plan") to (i) increase the number of common shares, par value $0.10 per share, of the Company authorized for issuance under the Plan by an additional 1,500,000 shares, which will be used for performance-based stock awards granted on or after November 16, 2004, (ii) provide that the Compensation Committee or the Board may not reprice options unless the shareholders provide prior approval, (iii) provide that the new wholly owned Delaware corporation into which the Company will merge in connection with the reincorporation of the Company from New York to Delaware, will assume the Plan, (iv) provide a 750,000 share limit on the number of stock awards that may be issued to an individual during a year as performance-based compensation under section 162(m) of the Internal Revenue Code, and (v) remove the automatic option grant provisions applicable to directors. The Plan, as amended, is being filed pursuant to this Item 1.01 as Exhibit 10.1 to this Current Report on Form 8-K.






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                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERMAGNETICS GENERAL CORPORATION


                                          By: /s/ Michael K. Burke
                                              ----------------------------
                                              Michael K. Burke
                                              Executive Vice President and
                                              Chief Financial Officer

Dated: November 16, 2004